Subsequent Event	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENT
10.	Subsequent Event

On September 5, 2024, the Company entered into a securities purchase agreement with 25 investors (the “Purchasers”), pursuant to which the Company agreed to sell up to $38,000,000 of Class A ordinary shares, par value $0.0001 each (the “Class A Ordinary Shares”), at a per share purchase price of $0.23 (the “Offering”). Upon satisfying all closing conditions, the Offering was consummated on September 10, 2024. The Company issued a total of 165,217,391 restricted Class A Ordinary Shares to the Purchasers. Upon closing of the Offering and as of the date of this report, there are 179,180,431 Class A Ordinary Shares issued and outstanding and 3,786,960 Class B ordinary shares, par value $0.0001 each, issued and outstanding.

The Company plans to use the proceeds from this Offering to launch its AI powered IT solution business. The Company, through its subsidiary in China, plan to purchase servers and chips, leveraging its supply chain advantages, customize such hardware by installing AI-powered system and software solutions, and ultimately offer such integrated solutions to clients in the intelligent manufacturing, urban construction, and healthcare industries.

On November 25, 2024, the Company entered into a securities purchase agreement with a selling shareholder (the “Selling Shareholder”). Following the fulfillment of all closing conditions, the Company issued a convertible note to the Selling Shareholder on November 26, 2024, in the original principal amount of $2,500,000 (the “Convertible Note”). The Convertible Note carries an annual interest rate of 11.75%, subject to periodic adjustments in accordance with its terms. The entire principal and any accrued interest on the Convertible Note will be due and payable twelve months after its issuance. The Selling Shareholder, however, has the option to extend the maturity for an additional twenty-four months, subject to mutual agreement. The Convertible Note includes an original issue discount of 10%. The Company is prohibited from prepaying any portion of the outstanding principal, accrued interest, or any unpaid late charges, if applicable. At any time after issuance, the Convertible Note may be converted into validly issued, fully paid, and non-assessable Class A Ordinary Shares in accordance with its terms and conditions. In the event of a Default, as defined in the Convertible Note, the Selling Shareholder may require the Company to redeem all or part of the Convertible Note by providing written notice.

On December 30, 2024, Sky KingWin Ltd (“Sky KingWin”), a wholly-owned subsidiary of the Company, entered into certain share purchase agreement (the “Asset Disposition SPA”) with Industry Insights Consulting LTD (the “Target”), a wholly-owned subsidiary of Sky KingWin, and Bosera Asset Management Co., Ltd., a New York company. The Purchaser agreed to purchase the Target in exchange for cash consideration of USD 480,000 (the “Purchase Price”), the payment of which was due by January 15, 2025.

On January 14, 2025, Sky KingWin and Bosera Asset Management Co., Ltd entered into a supplemental agreement to the Asset Disposition SPA (the “Supplemental Agreement”) and stipulated that the payment date for the Purchase Price is extended until March 31, 2025 (the “Extended Payment Date”). If the Purchase Price is not fully paid by the Extended Payment Date, a penalty of 1% will be applied to the remaining unpaid balance for each day the Purchase Price is delayed. All other terms of the SPA remain unchanged.